Exhibit 10.27

Certain portions of the exhibit have been omitted pursuant to Regulation S-K Item 601 because they are both (i) not material to investors and (ii) likely to cause competitive harm to the Company if publicly disclosed, and had been marked with “[***]” to indicate where omissions have been made.

AMENDMENT NUMBER 1 TO
PROJECT AGREEMENT

This Amendment (“Amendment”) by and between Target Corporation (“Target”) and Berkshire Grey, Inc (“Supplier”) is effective as of April 11, 2019 and amends Project Agreement for Automated Material Handling Solution Acquisition, Installation and Implementation [***], effective as of January 31, 2018 (“Agreement”).

1.	Modifications. Target and Supplier agree to amend the Agreement as set forth below:

1.1.	The Appendix K (Compensation and Payment Schedule) is modified by adding FRT Change Order. FRT Change Order is to compensate Berkshire Grey, Inc for all expenses incurred to deconstruct FlexTile Equipment Platform Panels (See attached Exhibit A1 & A2) and replace with material that meet required fire rating as directed by the city officials.

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2.	General. Capitalized terms not defined herein shall have the same meaning as set forth in the Agreement. Except as expressly modified herein, all provisions of the Agreement remain in full force and effect. Each party represents and warrants that it has the full capacity, right, power and authority to execute, deliver and perform the Agreement as amended herein and that all required actions, consents and approvals therefor have been duly taken and obtained. This Amendment may be executed in counterparts that together constitute one and the same agreement, and facsimile or electronically delivered signatures shall be deemed original signatures.

[The remainder of this page is intentionally blank; signature page follows.]

In signing below, each party agrees to the terms and conditions above and acknowledges the existence of consideration.

TARGET CORPORATION		BERKSHIRE GREY, INC

Signature:	/s/ Daniel Seidel	Signature:	/s/ Jay Link
Name:	Daniel Seidel	Name:	Jay Link
Title:	VP Process Design	Title:	SVP Sales & Marketing

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